                                   FORM 8-A


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               FCC NATIONAL BANK
                (with respect to FIRST CHICAGO MASTER TRUST II)
            (Exact name of registrant as specified in their charter)


        United States of America                            51-0269396
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


One Gateway Center
300 King Street
Wilmington, Delaware                                   19801

(Address of principal executive offices)             (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:
                                         None.

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box [_].

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box [X].

Securities Act registration file number to which this form relates: 333-02361


Securities to be registered pursuant to Section 12(g) of the Act:

                         First Chicago Master Trust II
             Floating Rate Asset Backed Certificates Series 1997-U
                                (Title of Class)

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.    Description of Registrant's Securities
           to be Registered.
           --------------------------------------

           The descriptions of the Floating Rate Asset Backed Certificates Series 1997-U appearing under the captions entitled (a) "Prospectus Summary"; "Risk Factors"; "Maturity and Principal Payment Considerations"; "Description of the Certificates and the Agreement"; "Enhancement"; "Certain Legal Aspects of the Receivables"; "Tax Matters"; "State and Local Taxation" and "ERISA Considerations" in the Prospectus, dated October 21, 1997 (the "Prospectus") under the Registrant's Registration Statement on Form S-3, File No. 333-02361 and filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), and (b) under the captions entitled "Summary of Series Terms"; "Summary of Series Provisions"; "Maturity and Principal Payment Considerations"; and "Description of the Class A Certificates and the Agreement" in the Prospectus Supplement, dated October 21, 1997 to the Prospectus, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), are incorporated herein by reference.

Item 2.    Exhibits
           --------

           Exhibit 1 - Form of specimen of certificate representing Floating Rate Asset Backed Certificates Series 1997-U (included in Exhibit
           26).

           Exhibit 2 - Articles of Association of FCC National Bank. [Exhibit
           3.1 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-61950, is incorporated herein by reference].

           Exhibit 3 - By-laws of FCC National Bank [Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 33-61950, is incorporated herein by reference].

           Exhibit 4 - Pooling and Servicing Agreement [Exhibit 4.1 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-35084, is incorporated herein by reference].

           Exhibit 5 - Series 1990-A Supplement to the Pooling and Servicing Agreement [Exhibit 4.2 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-35084, is incorporated herein by reference].

           Exhibit 6 - Series 1990-B Supplement to the Pooling and Servicing Agreement [Exhibit 4.2 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-36078, is incorporated herein by reference.]

           Exhibit 7 - Series 1990-C Supplement to the Pooling and Servicing Agreement [Exhibit 4.3 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-37021, is incorporated herein by reference].

           Exhibit 8 - Series 1991-D Supplement to the Pooling and Servicing Agreement [Exhibit 4.5 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-40126, is incorporated herein by reference].

           Exhibit 9 - Series 1992-E Supplement to the Pooling and Servicing Agreement [Exhibit 4.6 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-40135 is incorporated herein by reference].

           Exhibit 10 - Certain amendments to the Series 1990-A Supplement, Series 1990-B Supplement and Series 1990-C Supplement [Exhibits 4A, 4B, 4C, 4D, 4E and 4F to the Registrant's Form 8-K dated June 18, 1992 is incorporated by reference].

           Exhibit 11 - Series 1993-F Supplement to the Pooling and Servicing Agreement [Exhibit 4.8 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-61950 is incorporated herein by reference].

           Exhibit 12 - Series 1993-G Supplement to the Pooling and Servicing Agreement [Exhibit 4.9 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-61950 is incorporated herein by reference].

           Exhibit 13 - Series 1993-H Supplement to the Pooling and Servicing Agreement [Exhibit 4.10 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-67056 is incorporated herein by reference].

           Exhibit 14 - Series 1994-I Supplement to the Pooling and Servicing Agreement [Exhibit 4.11 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-78032 is incorporated herein by reference].

           Exhibit 15 - Series 1994-J Supplement to the Pooling and Servicing Agreement [Exhibit 4.12 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-78032 is incorporated herein by reference].

           Exhibit 16 - Series 1994-K Supplement to the Pooling and Servicing Agreement [Exhibit 4.13 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-82466 is incorporated by reference].

           Exhibit 17 - Series 1994-L Supplement to the Pooling and Servicing Agreement [Exhibit 4.14 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-82466 is incorporated by reference].

           Exhibit 18 - Series 1995-M Supplement to the Pooling and Servicing Agreement [Exhibit 4.15 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-84880 is incorporated by reference].

           Exhibit 19 - Series 1995-N Supplement to the Pooling and Servicing Agreement [Exhibit 4.16 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-84880 is incorporated by reference].

           Exhibit 20 - Series 1995-O Supplement to the Pooling and Servicing Agreement [Exhibit 4.16 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-92358 is incorporated by reference].

           Exhibit 21 - Series 1995-P Supplement to the Pooling and Servicing Agreement [Exhibit 4.17 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-92358 is incorporated by reference].

           Exhibit 22 - 1995 Amendment to the Pooling and Servicing Agreement [Exhibit 4 to the Registrant's Form 8-K dated May 5, 1995, is incorporated by reference.]

           Exhibit 23 - Series 1996-Q Supplement to the Pooling and Servicing Agreement [Exhibit 4.23 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated October 1, 1996, is incorporated by reference.]

           Exhibit 24 - Series 1996-R Supplement to the Pooling and Servicing Agreement [Exhibit 4.24 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated December 4, 1996, is incorporated by reference].

           Exhibit 25 - Series 1996-S Supplement to the Pooling and Servicing Agreement [Exhibit 4.25 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated December 4, 1996, is incorporated by reference].

           Exhibit 26 - Series 1997-T Supplement to the Pooling and Servicing Agreement [Exhibit 4.26 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated November 10, 1997, is incorporated by reference].

           Exhibit 27 - Series 1997-U Supplement to the Pooling and Servicing Agreement [Exhibit 4.27 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated November 10, 1997, is incorporated by reference].

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on their behalf by the undersigned, thereto duly authorized.

                                            FCC NATIONAL BANK
                                            (Registrant)


                                            By /s/ Peter J. Nowak, Jr.
                                               ---------------------------------
                                               Peter J. Nowak, Jr.
                                               Senior Vice President and
                                               Chief Financial Officer



Dated:  December 5, 1997

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------                                                            Sequentially
Number   Exhibit                                                   Numbered Page
------   -------                                                   -------------
  1      Form of specimen of certificate representing Floating
         Rate Asset Backed Certificates Series 1997-T.                  N/A

  2      Articles of Association of FCC National Bank [Exhibit
         3.1 to the Registrant's Post-Effective Amendment No.
         1 to the Registration Statement on Form S-1, File No.
         33-61950, is incorporated herein by reference].                N/A

  3      By-laws of FCC National Bank [Exhibit 3.2 to the
         Registrant's Registration Statement on Form S-1, File
         No. 33-61950, is incorporated herein by reference].            N/A

  4      Pooling and Servicing Agreement [Exhibit 4.1 to the
         Registrant's Post-Effective Amendment No. 1 to the
         Registration Statement on Form S-1, File No. 33-35084,
         is incorporated herein by reference].                          N/A

  5      Series 1990-A Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.2 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-35084, is incorporated herein by reference].       N/A

  6      Series 1990-B Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.2 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-36078, is incorporated herein by reference].       N/A

  7      Series 1990-C Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.3 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-37021, is incorporated herein by reference].       N/A


  8      Series 1991-D Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.5 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-40126, is incorporated herein by reference].       N/A

  9      Series 1992-E Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.6 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-40135 is incorporated herein by reference].        N/A

  10     Certain amendments to the Series 1990-A Supplement,
         Series 1990-B Supplement and Series 1990-C Supplement
         [Exhibits 4A, 4B, 4C, 4D, 4E and 4F to the Registrant's
         Form 8-K dated June 18, 1992 is incorporated by
         reference].                                                    N/A

  11     Series 1993-F Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.8 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-61950 is incorporated herein by reference].        N/A

  12     Series 1993-G Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.9 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-61950 is incorporated herein by reference].        N/A

  13     Series 1993-H Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.10 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-67056 is incorporated herein by reference].        N/A


  14     Series 1994-I Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.11 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-78032 is incorporated herein by reference].        N/A

  15     Series 1994-J Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.12 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-78032 is incorporated herein by reference].        N/A

  16     Series 1994-K Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.13 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-82466 is incorporated herein by reference].        N/A

  17     Series 1994-L Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.14 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-82466 is incorporated herein by reference].        N/A

  18     Series 1995-M Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.15 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-84880 is incorporated herein by reference].        N/A

  19     Series 1995-N Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.16 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-84880 is incorporated herein by reference].        N/A

  20     Series 1995-O Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.16 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-92358 is incorporated by reference].               N/A

  21     Series 1995-P Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.17 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on Form S-1,
         File No. 33-92358 is incorporated by reference].               N/A

  22     1995 Amendment to the Pooling and Servicing Agreement
         [Exhibit 4 to the Registrant's Form 8-K dated May 5, 1995,
         is incorporated herein by reference.]                          N/A

  23     Series 1996-Q Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.23 to the Registrant's Registration
         Statement on Form S-3, File No. 333-02361, as filed on a
         Form 8-K dated October 1, 1996, is incorporated by
         reference.]                                                    N/A

  24     Series 1996-R Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.24 to the Registrant's Registration
         Statement on Form S-3, File No. 333-02361, as filed on a
         Form 8-K dated December 4, 1996, is incorporated by
         reference].                                                    N/A

  25     Series 1996-S Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.25 to the Registrant's Registration
         Statement on Form S-3, File No. 333-02361, as filed on a
         Form 8-K dated December 4, 1996, is incorporated by
         reference].                                                    N/A

  26     Series 1997-T Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.26 to the Registrant's Registration
         Statement on Form S-3, File No. 333-02361, as filed on a
         Form 8-K dated November 10, 1997, is incorporated by
         reference].                                                    N/A

  27     Series 1997-U Supplement to the Pooling and Servicing
         Agreement [Exhibit 4.27 to the Registrant's Registration
         Statement on Form S-3, File No. 333-02361, as filed on a
         Form 8-K dated November 10, 1997, is incorporated by
         reference].                                                    N/A